                                                                      Exhibit 10

                           J. C. PENNEY COMPANY, INC.

                        1995 DEFERRED COMPENSATION PLAN



 This document includes all provisions as approved by the Board of Directors on
                                November 9, 1994

                           J. C. PENNEY COMPANY, INC.

                        1995 DEFERRED COMPENSATION PLAN



1.   Purpose of the Plan
     -------------------

     The purpose of the J. C. Penney Company, Inc. 1995 Deferred Compensation Plan is to provide a procedure for those participants in the J. C. Penney Company, Inc. Savings, Profit-Sharing and Stock Ownership Plan earning more than the compensation limit thereunder imposed by Section 401(a)(17) of the Internal Revenue Code (as hereinafter defined) to defer all or a portion of the amount by which base salary, management incentive compensation program payments, and/or performance unit or award plan payments exceed such compensation limit as a means of saving for retirement or other needs.

2.   Definitions
     -----------

     As used herein, the following words and phrases have the following respective meanings, unless the context clearly indicates otherwise:

               Account shall have the meaning specified in Section 6 hereof.
               -------

               Administrator means the Personnel and Compensation Committee,
               -------------
          except to the extent that all or some of the responsibility for administration of the Plan has been delegated to the Personnel Committee, in which event, and to such extent, the Personnel Committee shall be considered the Administrator.

               Base Salary for a Plan Year means the aggregate amount due and
               -----------
          payable to an Eligible Associate in that Plan Year which is designated by the Employer as the Eligible Associate's monthly pay as reflected on the Employer's personnel records, including any such amounts otherwise due and payable with respect to which the Election to Defer hereunder applies.

               Beneficiary means the person or persons designated by the
               -----------
          Participant on the Beneficiary Designation Form (utilized by the Company for this purpose) to receive death benefits payable under
          Section 8 hereof.

               Change of Control shall have the meaning specified in Section 8
               -----------------
          hereof.

               COMP for a Plan Year means the aggregate amount due and payable
               ----
          to an Eligible Associate in that Plan Year under a management incentive compensation program sponsored by an Employer, including any such amounts otherwise due and payable with respect to which the Election to Defer hereunder applies.

               Company means J. C. Penney Company, Inc., a Delaware corporation,
               -------
          or its successor or successors.

               Director of Personnel shall have the meaning specified in Section
               ---------------------
          8 hereof.

               Earnings for a Plan Year means an Eligible Associate's
               --------
          Compensation, as that term is defined in Article I of the LESOP, without regard to the Earnings Dollar Limit. For purposes of identifying Eligible Associates hereunder, an associate's Earnings for a Plan Year may be estimated on a reasonable and consistent basis, as determined by the Director of Personnel.

               Earnings Dollar Limit for a Plan Year means the limitation on
               ---------------------
          compensation taken into account for purposes of the LESOP under
          Section 401(a)(17) of the Internal Revenue Code, as indexed for cost-of-living adjustments pursuant to Section 401(a)(17) of the Internal Revenue Code.

               Election to Defer means the election made by an Eligible
               -----------------
          Associate, in accordance with the provisions of Section 5 hereof, to defer all or a portion of such Eligible Associate's Base Salary, COMP, and/or PUP for a Plan Year.

               Eligible Associate means any associate of an Employer (i) whose
               ------------------
          Earnings in the preceding Plan Year (or in the calendar year ended December 31, 1994, in the case of the first Plan Year) equalled or exceeded the applicable Earnings Dollar Limit and (ii) who made Tax Deferred Deposits and/or Taxed Deposits to the LESOP, as those terms are defined therein, in such preceding Plan Year (or such calendar year ended December 31, 1994, as the case may be) which, in combination, equalled or exceeded six percent (6%) of Earnings up to the Earnings Dollar Limit.

               Employer means (i) the Company and (ii) any subsidiary or other
               --------
          affiliate of the Company which has adopted the Plan pursuant to a written resolution of the Board of Directors of such subsidiary or affiliate evidencing such adoption with the approval of the Personnel and Compensation Committee.

               ERISA means the Employee Retirement Income Security Act of 1974,
               -----
          as amended from time to time.

               Exchange Act shall have the meaning specified in Section 3
               ------------
          hereof.

               Internal Revenue Code means the Internal Revenue Code of 1986, as
               ---------------------
          amended from time to time.

               LESOP means the J. C. Penney Company, Inc. Savings, Profit-
               -----
          Sharing and Stock Ownership Plan, as amended from time to time.

               Participant means an Eligible Associate who is participating in
               -----------
          the Plan as provided in Section 5 hereof.

               Payment Commencement Date means the first business day of the
               -------------------------
          Plan Year following the Participant's retirement or other Separation from Service.

               Personnel and Compensation Committee means the Personnel and
               ------------------------------------
          Compensation Committee of the Board of Directors of the Company which shall administer the Plan pursuant to Section 3 hereof.

               Personnel Committee means the Personnel Committee of the
               -------------------
          Management Committee of the Company which may be designated by the Personnel and Compensation Committee to administer the Plan, or a portion thereof, pursuant to Section 3 hereof.

               Plan means the J. C. Penney Company, Inc. 1995 Deferred
               ----
          Compensation Plan, as set forth herein and as amended from time to time.

               Plan Year means the twelve-month period beginning on January 1
               ---------
          and ending on December 31 of each calendar year.

               PUP for a Plan Year means the aggregate amount due and payable to
               ---
          an Eligible Associate in that Plan Year under a performance unit or award plan sponsored by an Employer, including such amounts otherwise due and payable with respect to which the Election to Defer hereunder applies.

               Separation from Service means termination of employment by reason
               -----------------------
          of disability, discharge, retirement, resignation, or death.

3.   Administration
     --------------

     The Plan shall be administered by and under the direction of the Personnel and Compensation Committee. Except as otherwise provided below, the Personnel and Compensation Committee shall be considered the Administrator for purposes of ERISA.

     The Personnel and Compensation Committee may delegate all or some of the responsibility for the administration of the Plan to the Personnel Committee in which case the Personnel Committee shall assume such delegated power and authority and shall act as the Administrator in administering the Plan to that extent; provided, however, that in no event shall the Personnel Committee have any power or authority with respect to matters involving a Participant who is a member of the Management Committee of the Company or a Participant who is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act").

     The Administrator has the authority and discretion to construe and interpret the Plan. As part of this authority, the Administrator has the discretion to resolve inconsistencies or ambiguities in the language of the Plan, to supply omissions from or correct deficiencies in the language of the Plan, and to adopt rules for the administration of the Plan which are not inconsistent with the terms of the Plan. The Administrator also has the authority and discretion to resolve all questions of fact relating to any claim for benefits as to any matter for which the Administrator has responsibility.

     Each person considered to be a fiduciary with respect to the Plan shall have only those powers and responsibilities as are specifically given that person under this Plan. It is intended that each such person shall be responsible for the proper exercise of his or her own powers and responsibilities, and shall not be responsible for any act or failure to act of any other person considered to be a fiduciary or any act or failure to act of any person considered to be a non-fiduciary.

4.   Eligibility
     -----------

     Any associate who is an Eligible Associate for a Plan Year shall be eligible to participate in the Plan for that Plan Year. An Eligible Associate for the Plan Year may become a Participant in the Plan by making an Election to Defer as provided in Section 5 hereof.

5.   Election to Defer
     -----------------

     An Eligible Associate for a Plan Year may elect to defer a percentage of that portion of Base Salary, COMP, and PUP for such Plan Year which, in combination, exceeds the Earnings Dollar Limit for that Plan Year. Such Election to Defer shall not begin until the Eligible Associate's Base Salary, COMP, PUP, or any combination thereof, exceeds the Earnings Dollar Limit for that Plan Year. Such Election to Defer shall be made by completing and delivering to the Administrator a form approved by the Administrator for such purpose and containing such terms and conditions as deemed appropriate by the Administrator. The Election to Defer for a Plan Year must be delivered to the Administrator at such time as determined by the Administrator but, in any event, must be received by the Administrator no later than December 31 of the preceding Plan Year (or, in the case of the first Plan Year, by December 31, 1994).

     The Election to Defer shall be stated as a percentage, in 1% increments, of Base Salary, COMP, PUP, or any combination thereof; provided, however, that to the extent that any of Base Salary, COMP, or PUP has been selected by the Participant for deferral, the deferral percentage shall be the same for each such selected form of compensation. A separate Election to Defer shall be made for each Plan Year.

     A Participant may not amend or change his or her Election to Defer during a Plan Year. A Participant may terminate his or her Election to Defer at any time during the Plan Year; provided, however, that the Participant shall not be permitted to make another Election to Defer for that Plan Year.

     An Election to Defer shall terminate (i) if the Participant Separates from Service with an Employer, if the Plan is terminated, or upon a Change of Control, in any case, before the date that payment of Base Salary, COMP, or PUP would have been made if not deferred, or (ii) if the amount of Base Salary, COMP, or PUP available for deferral, after applicable withholding taxes, is less than the minimum deferral amount (1%) required hereunder.

6.   Accounts
     --------

     There shall be established on the Company's books and records an account ("Account") for each Participant hereunder. All amounts deferred pursuant to Section 5 hereof, together with interest accrued under Section 7 hereof, shall be credited to the Participant's Account; provided, however, that such amounts shall at all times be held in the Company's general funds as part of the Company's general assets. The Company shall furnish annually to each Participant (or, in the case of a deceased Participant, to such Participant's Beneficiary) a statement of the amounts credited to the Participant's Account.

7.   Adjustments to Accounts
     -----------------------

     Deferrals
     ---------

     All amounts deferred under the Plan pursuant to an Election to Defer shall be credited to the Participant's Account during a particular Plan Year at such time as those amounts would have been paid to the Participant but for the Election to Defer hereunder; provided, however, that no amounts shall be credited to the Participant's Account until such time during such Plan Year as the combination of the Participant's Base Salary, COMP, and PUP exceeds the Earnings Dollar Limit.

     Interest
     --------

     Each Participant's Account shall be credited with interest on a monthly basis as of the last day of each month during the Plan Year based on the balance in each such Account on the last day of the immediately preceding month and using an interest rate equal to the average monthly Moody's Single A Corporate Bond Yield in effect as of that date, except as otherwise provided in Section 10 hereof. Interest at the applicable rate, as stated above, shall continue to accrue and be credited to a Participant's Account in accordance with the above provisions until the Account is fully distributed. The Personnel and Compensation Committee may amend or change the annual effective interest rate at any time and from time to time.

8.   Distribution of Plan Benefits
     -----------------------------

     General
     -------

     Any benefits payable under the Plan shall be based on the balance of the Participant's Account. Except as otherwise provided below, Plan benefits shall be payable upon a Participant's retirement, death, or other Separation from Service with an Employer.

     Normal Benefits:  Distribution Upon Retirement or Other Separation from
     -----------------------------------------------------------------------
     Service
     -------

     Except as otherwise provided in the Plan, a Participant's benefits shall be paid in 15 substantially equal annual installments commencing on the Payment Commencement Date. A Participant may request not later than 30 days before the Payment Commencement Date, and upon receipt of approval by the Director of Personnel of the Company or his or her successor by title or office ("Director of Personnel"), except as noted below, shall obtain, a one-time reduction in the number of annual installments (including a reduction to a lump sum payment) payable hereunder. With respect to a Participant who is a member of the Management Committee of the Company or a Participant who is subject to Section 16(b) of the Exchange Act, approval of a reduction in the number of annual installments shall be made by the Personnel and Compensation Committee.

     Distribution Upon Death
     -----------------------

     If a Participant dies, whether or not he or she has begun to receive benefits, the Participant's Beneficiary shall receive the balance in the Participant's Account payable in a number of substantially equal annual installments equal to the lesser of 15 or the number of installments remaining with respect to such balance.

     Payment of the first installment to a Beneficiary shall be made on the first business day of the Plan Year following the Participant's death or as soon thereafter as practicable, but in no event earlier than 30 days following receipt by the Administrator of a death certificate or other satisfactory proof of the Participant's death. The Beneficiary may request not later than 30 days before the date of such first installment, and upon receipt of approval by the Director of Personnel shall obtain, a one-time reduction in the number of annual installments (including a reduction to a lump sum payment) payable hereunder.

     In the absence of a beneficiary designation, or if the Participant should be predeceased by his or her Beneficiary, benefits shall be paid to the Participant's estate.

     Hardship Distribution
     ---------------------

     Upon the request of a Participant (or, in the case of a deceased Participant, such Participant's Beneficiary) and with the approval of the Director of Personnel, except as provided below, the Company shall pay to such Participant (or Beneficiary, as the case may be) all or any portion of the balance in the Participant's Account. Approval may be given only if, taking into account all of the facts and circumstances, continued deferral or adherence to the Plan's payment schedule would result in financial hardship to such Participant (or Beneficiary, as the case may be) arising from an unforeseen event or emergency beyond the control of the Participant (or Beneficiary, as the case may be). With respect to a Participant who is a member of the Management Committee of the Company or a Participant who is subject to Section 16(b) of the Exchange Act, approval of the hardship distribution shall be made by the Personnel and Compensation Committee.

     Such distribution shall be limited to the amount necessary to satisfy the financial hardship (including any applicable federal, state, or local taxes attributable to such distribution), shall be made in the form of a lump sum payment, and shall reduce the balance of the Participant's Account. The Participant (or Beneficiary, as the case may be) shall resume the regular payment schedule following distribution of the hardship payment. The determination of the existence of a financial hardship and the approval of the request for a distribution based on such hardship shall be made by the Director of Personnel or the Personnel and Compensation Committee, as the case may be, whose decision with respect thereto shall be final and binding on all parties.

     Change of Control
     -----------------

     At the time of commencement of participation in the Plan, a Participant may make an irrevocable election to have his or her Plan benefits paid in a lump sum immediately upon a Change of Control (as hereinafter defined). If the Participant makes such election at such time, then his or her full Plan benefits shall be paid in a lump sum upon a Change of Control. If the Participant does not make such election at such time, then, upon a Change of Control, assets of the Company in an amount sufficient to pay benefits then due under the Plan shall immediately be transferred to a rabbi trust to be established by the Company for the purpose of paying benefits hereunder, and the Participant's Account shall thereafter be paid from such rabbi trust in accordance with the terms of the Plan; provided that at the time of such Change of Control, the Participant may make an irrevocable election to have his or her Plan benefits paid in a lump sum immediately, in which event the Participant's benefits shall be subject to a 5-percent reduction as a penalty for early withdrawal, and the Participant shall receive a lump sum payment of only 95 percent of his or her benefits otherwise payable under the Plan.

     For purposes of this Section 8, a "Change of Control" shall be deemed to have occurred if (i) at any time during any 24-month period, at least a majority of the Board of Directors of the Company does not consist of Continuing Directors (meaning directors of the Company at the beginning of such 24-month period and directors who subsequently became such, and whose election, or nomination for election, by the Company's stockholders, was approved by a majority of the then Continuing Directors); or (ii) at any time during any 12-month period, the Company's directors in office at the beginning of such period cease to constitute at least a majority of the Board of Directors (disregarding any vacancy occurring during such period by reason of death or disability, but deeming any individual whose election, or nomination for election, by the Company's stockholders, to fill such vacancy was approved by a majority of the directors in office immediately prior to such vacancy, to have been in office at the beginning of such 12-month period); or (iii) any person or "group" (as determined for purposes of Rule 13D-G under the Exchange Act or any successor regulation), except any majority-owned subsidiary or any Company employee benefit plan or any trust or investment manager thereunder, shall have acquired "beneficial ownership" (as determined for purposes of Rule 13D-G under the Exchange Act or any successor regulation) of shares of Company common stock having 20% or more of the voting power of all outstanding shares of Company capital stock, unless such acquisition is approved in advance by a majority of the Board of Directors in office immediately preceding such acquisition; or (iv) a merger or consolidation occurs to which the Company is a party, whether or not the Company is the surviving corporation, in which outstanding shares of Company common stock are converted into shares of stock or securities of another company, partnership, or other entity (other than a conversion into shares of voting common stock of the successor corporation or a holding company or entity thereof) or other securities (of either the Company or another company) or cash or other property (excluding payments made solely for fractional shares); or (v) the sale of all, or substantially all, of the Company's assets occurs.

9.   Claims Procedure
     ----------------

     If a Participant does not receive the benefits which the Participant believes he or she is entitled to receive under the Plan, the Participant may file a claim for benefits with the Director of Personnel. All claims will be made in writing and will be signed by the claimant. If the claimant does not furnish sufficient information to determine the validity of the claim, the Director of Personnel will indicate to the claimant any additional information which is required.

     Each claim will be approved or disapproved by the Director of Personnel within 90 days following receipt of the information necessary to process the claim. In the event the Director of Personnel denies a claim for benefits in whole or in part, the Director of Personnel will notify the claimant in writing of the denial of the claim. Such notice by the Director of Personnel will also set forth, in a manner calculated to be understood by the claimant, the specific reasons for such denial, the specific Plan provisions on which the denial is based, a description of any additional material or information necessary to perfect the claim with an explanation of why such material or information is necessary, and an explanation of the Plan's claim review procedure as set forth below. If no action is taken by the Director of Personnel on a claim within 90 days, the claim will be deemed to be denied for purposes of the review procedure below.

     A claimant may appeal a denial of his or her claim by requesting a review of the decision by the Administrator. An appeal must be submitted in writing within six months after the denial and must (i) request a review of the claim for benefits under the Plan, (ii) set forth all of the grounds upon which the claimant's request for review is based and any facts in support thereof, and (iii) set forth any issues or comments which the claimant deems pertinent to the appeal. The Administrator will make a full and fair review of each appeal and any written materials submitted in connection with the appeal. The Administrator will act upon each appeal within 60 days after receipt thereof, unless special circumstances require an extension of time for processing, in which case a decision will be rendered as soon as possible but not later than 120 days after the appeal is received. The claimant will be given the opportunity to review pertinent documents or materials upon submission of a written request to the Administrator, provided the Administrator finds the requested documents or materials pertinent to the appeal. On the basis of its review, the Administrator will make an independent determination of the claimant's eligibility for benefits under the Plan. The decision of the Administrator on any claim for benefits will be final and conclusive upon all parties thereto. In the event the Administrator denies an appeal in whole or in part, the Administrator will give written notice of the decision to the claimant, which notice will set forth, in a manner calculated to be understood by the claimant, the specific reasons for such denial and specific reference to the pertinent Plan provisions on which the decision was based.

10.  Taxes and Expenses
     ------------------

     Any taxes imposed on Plan benefits shall be the sole responsibility of the Participant or Beneficiary. The Company shall deduct from Plan benefits any federal taxes (including, without limitation, Social Security and Medicare taxes), state taxes, local taxes, or other taxes required to be withheld. The Company shall, unless the Administrator elects otherwise, withhold such taxes at the applicable flat rate percentage. The Company shall also deduct from any payment of Base Salary, COMP, or PUP on the date such payment would have been made if not deferred under this Plan, any federal taxes (including, without limitation,

     Social Security and Medicare taxes), state taxes, local taxes, or other taxes required to be withheld on such date.

     All or any portion of Plan administration expenses incurred by the Company or the Administrator shall be paid by the Company or, at the discretion of the Administrator, charged against the Accounts of Participants in such manner as the Administrator shall determine; provided, however, that such expenses shall only reduce interest, but not deferrals, to be credited to Participant Accounts under Section 7 hereof.

11.  Non-Assignability
     -----------------

     Unless otherwise required by law, and prior to distribution to a Participant or Beneficiary, Plan benefits shall not be subject to assignment, transfer, sale, pledge, encumbrance, alienation, or charge by such Participant or Beneficiary, and any attempt to do so shall be void. Plan benefits shall not be liable for or subject to garnishment, attachment, execution, or levy, or liable for or subject to the debts, contracts, or liabilities of the Participant or Beneficiary; provided, however, that the Company may offset from the payment of any Plan benefits to a Participant or Beneficiary amounts owed by the Participant to an Employer.

12.  Nature of the Plan
     ------------------

     The Plan is intended to be a "pension plan," as defined in ERISA, and is maintained by the Company on an unfunded basis primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees. As such, the Plan is intended to be construed so as not to provide income to any Participant or Beneficiary for purposes of the Internal Revenue Code prior to actual receipt of benefit payments under the Plan.

13.  No Funding
     ----------

     Plan benefits shall be payable solely from the general assets of the Company. The Company shall not be required to, but may at its discretion, segregate or physically set aside any funds or assets attributable to Plan benefits. The Company shall retain title to and beneficial ownership of all assets of the Company, including any assets which may be used to pay Plan benefits. No Participant or Beneficiary shall be deemed to have, pursuant to the Plan, any legal or equitable interest in any specific assets of the Company. To the extent that any Participant or Beneficiary acquires any right to receive Plan benefits, such right shall arise merely as a result of a contractual obligation and shall be no greater than, nor have any preference or priority over, the rights of any general unsecured creditor of the Company.

14.  Effect on Other Benefits
     ------------------------

     Participation in the Plan shall not reduce any welfare or retirement benefits offered by the Company, except that neither the amounts deferred nor any Plan benefits shall be considered "Compensation" for purposes of the LESOP or the J. C. Penney Company, Inc. Pension Plan, as the same may be amended from time to time.

15.  No Guarantee of Employment
     --------------------------

     Neither participation in the Plan nor any action taken under the Plan shall confer upon a Participant any right to continue in the employ of an Employer or affect the right of such Employer to terminate the Participant's employment at any time.

16.  Disclaimer of Liability
     -----------------------

     The Company shall be solely responsible for the payment of Plan benefits hereunder. The members of the Personnel and Compensation Committee and the Personnel Committee, and the officers, directors, employees, or agents of the Company or any other Employer, shall not be liable for such benefits. Unless otherwise required by law, no such person shall be liable for any action or failure to act, except where such act or omission constitutes gross negligence or willful or intentional misconduct.

17.  Termination and Amendment
     -------------------------

     The Board of Directors of the Company may terminate or discontinue the Plan at any time. If the Plan is terminated, it shall be on such terms and conditions as the Board of Directors of the Company shall deem appropriate. This Plan is expressly conditioned on the continued deferral of income tax on amounts deferred by a Participant under the Plan until such amounts are actually distributed to the Participant. If, as a result of a change in the tax laws or applicable income tax regulations, amounts deferred by Participants under the Plan become subject to income tax prior to the actual distribution of such amounts, the Plan and each Election to Defer hereunder shall automatically terminate as of the effective date of such change in the law.

     The Personnel and Compensation Committee may amend the Plan at any time and from time to time, without prior notice to any Participant or Beneficiary. Once payment of benefits hereunder to a Participant or Beneficiary has commenced, no termination or amendment of the Plan may affect materially or adversely the right of such Participant or Beneficiary to such benefits without such person's written consent.

18.  Successors
     ----------

     The Plan and any Election to Defer shall be binding on (i) the Company and its successors and assigns, (ii) any Employer and its successors and assigns, (iii) each Participant, (iv) each Beneficiary, and (v) the heirs, distributees, and legal representatives of each Participant and Beneficiary.

19.  Severability
     ------------

     If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall apply only to that provision, and shall not affect or render invalid or unenforceable any other provision of the Plan. In such event, the Plan shall be administered and construed as if such invalid or unenforceable provision were not contained herein. If the application of any Plan provision to any Participant or Beneficiary shall be held invalid or unenforceable, the application of such provision to any other Participant or Beneficiary shall not in any manner be affected thereby.

20.  Governing Law
     -------------

     Except to the extent that the Plan may be subject to the provisions of ERISA, the Plan shall be construed and enforced according to the laws of the State of Texas without giving effect to the conflict of laws principles thereof. In the event limitations imposed by ERISA on legal actions do not apply, the laws of the State of Texas shall apply, and a cause of action under the Plan must be brought no later than four years after the date the action accrues.

21.  Effective Date
     --------------

     The effective date of the Plan shall be January 1, 1995; provided, however, that, prior to that date, an Eligible Associate may make an Election to Defer to be effective for the Plan Year beginning January 1, 1995 pursuant to the terms hereof.

22.  Miscellaneous
     -------------

     As used herein, the masculine shall include the feminine, the singular shall include the plural, and vice versa, unless the context clearly indicates otherwise. Titles and headings herein are for convenience only and shall not be considered in construing the Plan. The words "hereof," "herein," "hereunder" and other similar compounds of the word "here" shall mean and refer to the entire Plan and not to any particular provision or Section.